EXHIBIT 10.1
                      PRIVATE PLACEMENT PURCHASE AGREEMENT

Brassie Golf Corporation (the "Company")
One Tampa City Center
201 North Franklin Street, Suite 200
Tampa, Florida 33602

re: Purchase of Units


Gentlemen:


1)   Certain Representations.


a) The undersigned ("Subscriber") has reviewed the filings which the Company has made with the Securities Exchange Commission during the past 12 months.
Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.


b) The Company represents and warrants to the Subscriber that all such filings are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading. The Company further represents and warrants that:


i) there has been no material adverse change in the business, assets or financial condition of the Company since the most recent such filing, except for adverse changes in the Company's financial condition and results of operations since September 30, 1997;


ii) the Company has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by it or its stockholders to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms; and


iii) neither the execution, delivery nor performance of this Agreement by the Company will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of the Company's certificate of incorporation or by-laws or any franchise, lien, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which the Company is a party or by which it may be bound or affected.


2) Use of Proceeds. The net proceeds of this offering will be used exclusively as set forth in a certificate with respect thereto which has been signed by Jerry Daly and Joseph Cellura which confirms the foregoing.


3)   The Units.


a) Each Unit consists of one secured note in the principal amount of $55,000 and in the form of Exhibit A (a "Note"), and warrants in the form of Exhibit B to purchase 27,000 shares of common stock of the Company ("common stock"). Such warrants, together with the Mueller Warrants referred to below, are referred to herein as the "Warrants."


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b) The term  "Purchasers" as used herein means Subscriber and other  subscribers who in the aggregate are purchasing or prior to June 30, 1998 will purchase a minimum aggregate of 50 Units and a maximum of 100 Units under agreements of the same tenor as this Agreement. The term "Notes" means the Notes purchased by all Purchasers.


c) The Company hereby sells to Subscriber, and Subscriber hereby purchases from the Company, the number of Units set forth opposite Subscriber's name below.


d) The purchase price of each Unit is $55,000, and is payable in cash at the Closing.


e) The Company covenants that should it complete the acquisition of all of the outstanding shares (the "Miller Shares") of Miller Golf, Inc., a Massachusetts corporation, the Notes to be issued to the Purchasers will thereupon become secured by a subordinate pledge of the Miller Shares under an agreement substantially in the form of Exhibit C (the "Lien"). The Lien will be held of record by Mark Mueller (the "Agent") as agent for the Purchasers. The interest and voting rights of each Purchaser in and with respect to the Lien will be pro rata with the outstanding principal amount outstanding under such Purchaser's Note.


f) Concurrently with the Closing and as a condition to the obligations of Subscriber hereunder, the Company shall cause Annis, Mitchell, Cockey, Edwards & Roehn to deliver to the Subscriber an opinion of such counsel (which opinion shall be satisfactory to counsel to Subscriber) to the effect that the Note, the Warrants, this Agreement and the Lien are valid, binding and enforceable in accordance with their respective terms, that (except for a lien in favor of the seller of the Miller Shares to the Company) the Lien is superior to and are not subordinate to or on a parity with any other liens or claims then in effect or which may arise thereafter, that the Lien has been perfected by possession and by any requisite UCC or other filings, and that the shares issuable on exercise of the Warrants will when issued be duly and validly issued, fully paid and non-assessable.


4)   The Agent.


a) The Agent is acting as agent solely for the convenience of Purchasers. He makes no representation or endorsement regarding the Lien or the value thereof, or the potential of making any recovery in respect of the Lien, or regarding the Units or the value thereof. The Agent is not a participant in this offering.


b) The Company will in advance pay all of Agent's fees (at Agent's regular time charges) and expenses incurred in the performance of his duties hereunder, and will pay reasonable advances which Agent requires in respect of such fees and expenses. Purchasers will be jointly and severally responsible for the payment of such fees of expenses if not promptly paid by the Company. Agent will not undertake any actions hereunder unless and until such advances and fees has expenses have been paid in full. The Company and Purchasers will jointly and severally indemnify the Agent for all costs and expenses, losses and damages.


c) The Agent will be entitled to rely on documents he believes to be genuine. The Agent shall not be required to take any action unless so directed in writing by the holders of a majority in interest of the Notes. He may interplead the Purchasers in courts in the City of New York, for which purpose process may be served and shall be effective when given by


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certified mail. He may resign at any time by notice to one or more
Purchasers.


d) Agent shall have no liability for any action or omission, however wrongful, unless taken in knowing bad faith.


5)   Registration.


a) The Company will on or before July 1, 1998 file a registration statement on Form S-1 or S-3 (the "Registration Statement") for the public sale of the shares which are issuable on conversion of the Notes and on exercise of the Warrants. The Registration Statement shall also cover such indeterminate number of shares as may be permitted under Rules 416 and 457 under the Securities Act of 1933. The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request. The shares to be covered by the Registration Statement are collectively referred to as the "registered shares."


b) In addition to, and without limiting Subscriber's other remedies, for each month (pro rated for any part of a month) by which the Company is late in filing the Registration Statement, the Company will pay to Subscriber promptly upon demand an amount equal to 1% of the principal amount of the Note.


c) The Company shall use its diligent efforts to cause the Registration Statement to become effective not later than 120 days after the date of this Agreement, and to remain effective for two years and thereafter so long as any Warrants remain exercisable. The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request. The Company will file an acceleration request with the SEC no later than three business days after SEC clearance to do so.


d) The Company shall pay all expenses of the registration hereunder, other than Subscriber's underwriting discounts.


e) The Company shall supply to Subscriber a reasonable number of copies of all registration materials and prospectuses. The Company and Subscriber shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Subscriber shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.


f) Subscriber may transfer a proportionate part of its registration rights to a limited number of permitted transferees of the Units or portions thereof.


g) Once  the  registration  statement  is  effective,  the  Company  will  issue
UNLEGENDED   shares  of  common   stock  (in  form  which  can  be   transmitted
electronically if desired by Subscriber):


i) on conversion of the Notes, whether or not such shares are sold simultaneously with such conversion or exercise; or


ii) in exchange for any legended shares of common stock which were issued on prior conversion of the Notes.


h) Subscriber covenants that in connection with all sales pursuant to the Registration Statement it will deliver to the buyer or its agent a copy of the prospectus which shall constitute a part of the Registration Statement.


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i) Should  Subscriber from time to time or times give to the Company notice that it has assigned the Warrants or any portion thereof, the Company shall, within ten business days after receipt of such notice as provided below, file a supplement to the registration statement to reflect the name(s) of the transferee(s) as a selling shareholder.


6) Until the 270th day after the date of the effectiveness of the Registration Statement, the Company shall not issue any securities pursuant to Regulation D or Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). So long as any shares of Preferred are outstanding, the Company shall not issue any securities under Regulation S under the Securities Act.


7) The Company represents that neither the issuance of the Notes and Warrants, nor the conversion or exercise thereof, will trigger any rights or obligations under any outstanding securities of the Company.


8) The Company's obligations under this Agreement and under the securities issuable hereunder shall not be subject to defense, offset or counterclaim for any matter or thing. All claims by the Company against any Subscriber of such securities shall be brought by the Company in separate actions for monetary damages only, and injunctive relief shall not be available.


9)   Securities Representations.


a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement or as otherwise permitted by law.


b) Subscriber understands that it may sell or otherwise transfer the Units or the shares issuable thereunder only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the Subscriber, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the Units and the shares will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.


c) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.


d) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the Subscriber; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the Units and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.


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10)           Commissions and Fees.


a) The Company will at the Closing pay to _____________ a cash commission equal to 10% of the gross proceeds to the Company from the sale of the Units, and a commission to Mueller & Company, Inc. ("Mueller") warrants in the form of Exhibit D (the "Mueller Warrants") to purchase 5,000,000 shares of common stock if all Units are sold, and a pro rata portion thereof if less than all Units are sold.


b) Legal Fee. At the Closing of the sale of the initial Units to the first Purchaser, the Company will pay the fees of Oscar D. Folger in connection with the negotiation and execution of this Agreement.


11)           Miscellaneous.


a) This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Florida. The federal and state courts sitting in the City of Tampa shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.


b)       A

c)       ll notices, requests, service of process, consents, and

d) other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.


e) Except as otherwise expressly set forth herein, each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.


Dated: ________________________


SUBSCRIBER:


signature: _________________________


type or print name: ________________


Address: ___________________________


Fax No.


Social Security No: _______________


Number of Units: _________________


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AGREED:


BRASSIE GOLF CORPORATION

BY_______________________



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                                                     Exhibit A

THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS NOTE AND/OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRASSIE GOLF CORPORATION, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
$----------

                                             CONVERTIBLE SECURED NOTE


                                                   (the "Note")


                                             BRASSIE GOLF CORPORATION


BRASSIE GOLF CORPORATION, a _______ corporation (hereinafter called the "Corporation"), hereby promises to pay to the order of ____________________________ (hereinafter the "Holder") the principal sum of $____ on December 31, 1999. This Note shall accrue interest at the rate of 7% per annum, payable on the first day of each calendar quarter commencing July 1, 1998 and on maturity.


         This Note is being issued under an Agreement between the Company and the Holder (the "Subscription Agreement"). The term "Registration Statement" shall have the meaning attributed thereto in the Subscription Agreement, and the term "Effective Date" means the date on which the Registration Statement shall be declared to be effective.


         The indebtedness evidenced by this Note is secured by collateral referred to in the Subscription agreement.


1.       Conversion Rights.


(a) The principal and accrued interest on this Note is convertible by Holder from time to time commencing immediately, in whole or in part, into shares of common stock of the Company ("Common Stock") at the lesser (the "Conversion Price") of $.50 per share (the "Cap") or 75% of the average closing bid price (the "Average Price") of the Common Stock during the last five trading days prior to conversion.


(b) In the event that the Holder elects to exercise its conversion rights hereunder, such conversion shall be effective when Holder shall give to the Company written notice of such election (which may be effected by facsimile). Holder shall thereafter promptly surrender this Note to the Company for cancellation against payment of interest accrued through the date of conversion. The Company shall within three business days after conversion DWAC to Holder the shares the Common Stock acquired by Holder upon such conversion.


(c) If the Effective Date has not occurred by the 121st day after the date hereof, then, in addition to the Holder's other remedies:


(i) the interest rate under the Note shall be increased to 18% per annum (or, if less, the highest rate permitted by law) until the Effective Date, and


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(ii) at Holder's  option,  the Note shall not be repaid by the Company and shall remain convertible and accrue interest, until such date as is designated by Holder but not later than 180 days after the Effective Date.


(a) If the Effective Date has not occurred by the 180th day after the date hereof, then, in addition to the Holder's other remedies, the interest rate under the Note shall be further increased to 24% per annum (or, if less, the highest rate permitted by law) until the Effective Date.


(b) The Company covenants to call a special or annual meeting of shareholders which will be held on or before June 30, 1998 and at which the Company's shareholders will be asked to approve an increase in the authorized shares of the Company. The Board of Directors of the Company will recommend that the shareholders of the Company vote in favor of such approval. This Note shall not be convertible until such approval is obtained. Should such approval not be obtained by the close of business on June 30, 1998, then until such approval is obtained, the Company shall on demand by Holder made at any time or times redeem any portion of the Notes designated by Holder for redemption (the "Redeemed Portion") at a redemption price per share equal to 125% of the sum of the principal amount of this Note and accrued interest. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


(c) The Company covenants to call a second special meeting of shareholders which will be held on or before August 31, 1998 and at which the Company's shareholders will be asked to ratify the issuance of shares on conversion of the Notes and on exercise of the Warrants issued to the Purchasers and others (each as defined in the Subscription Agreement). The Board of Directors of the Company will recommend that the shareholders of the Company vote in favor of such approval. Until such approval is obtained, the maximum number of shares which will be issued on conversion of the Notes (as defined in the Subscription Agreement) and on exercise of the Warrants, for all Purchasers is 9,668,705, issuable on a first converted-first exercised basis. Should such approval not be obtained by the close of business on August 31, 1998, then until such approval is obtained, the Company shall on demand by Holder made at any time or times redeem any portion of the Notes designated by Holder for redemption (the "Redeemed Portion") at a redemption price per share equal to 125% of the sum of the principal amount of this Note and accrued interest. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


(d) Subject to the approval by shareholders referred to above, the Company shall reserve for issuance on conversion and exercise of this Note and the Warrant sufficient shares of Common Stock. The Company shall use its best efforts promptly to list on NASDAQ all shares of Common Stock which are issued upon conversion of this Note.


(e) The Note shall be convertible at any time only to the extent that Holder would not as a result of such exercise beneficially own more that 4.99% of the then outstanding Common Stock. Beneficial


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ownership  shall be defined in accordance  with Rule 13d-3 under the  Securities
Exchange Act of 1934. The opinion of counsel to Holder shall prevail in the event of any dispute on the calculation of Holder's beneficial ownership.


(f) If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Company with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the Cap shall be appropriately adjusted and the following provision shall be made: The Holder of the Note shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Company immediately theretofore receivable with respect to the Note, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to the Note (assuming the Note were then convertible). In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.


1. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of this Note will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.


2. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note (and the Common Stock into which the Note is convertible) has not been registered under the Act, covenants and agrees with the Company that such Holder is taking and holding this Note (and the Common Stock into which the Note is convertible) for investment purposes and not with a view to, or for sale in connection with, a distribution thereof and that this Note (and the Common Stock into which the Note is convertible) may not be assigned, hypothecated or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel for the Holder, which counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is in compliance with the Act, and represents and warrants that such Holder is an "accredited investor" that such Holder has, or with its representative has, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks in respect of this Note (and the Common Stock into which the Note is convertible) and is able to bear the economic risk of such investment.


3. Certain Payments. In the event the Company breaches its obligation to DWAC shares of Common Stock under this Note upon conversion, or if the Company breaches its obligation to pay redemption amounts when due, then, without limiting Holder's other rights and remedies (including, without limitation, rights and remedies available to Holder upon an event of default), the Company shall forthwith pay to the Holder an amount accruing at the rate of $1,000 per day for each day of such breach for each $100,000 principal amount of this Note, with pro rata payments for principal amounts of less than $100,000.


4. Events of Default and Acceleration of the Note.


(a)      An "event of default" with respect to this Note shall exist if any


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of the following shall occur, if:


(i) The Company shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for 15 days after written notice by any Holder of any Note to the Company.


(ii) A receiver, liquidator or trustee of the Company or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 15 days; or the Company shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company shall be sequestered by court order and such order shall remain in effect for more than 15 days; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 45 days after such filing.


(iii) The Company shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.


(iv) The Company shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Company, or of all or any substantial part of its properties.


(b) If an event of default referred to in clause (i) shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Company, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Subscription Agreement. If an event of default referred to in clauses (ii),
(iii) or (iv) shall occur, the principal amount of this Note, together with all interest accrued thereon, shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Subscription Agreement.


5.       Miscellaneous.


(a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Company in accordance with this Section, or
(b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.


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(b) This Note shall be governed and construed in accordance with the laws of the
State of Florida applicable to agreements made and to be performed entirely within such state.


(c) The Company waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.


(d) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.


(e) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.


(f) The Holder of this Note shall be entitled to recover its legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.


In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.


IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date set forth below


Dated: _____________________
BRASSIE GOLF CORPORATION

                                      By:____________________________________


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                                                     Exhibit B

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                                         WARRANT


                                          To Purchase Shares of Common Stock of


                                                Brassie Golf Corporation


DATED:  March __, 1998


Number of Shares:


Holder:


Address:


         THIS CERTIFIES that, for value received the holder of this Warrant ("Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Brassie Golf Corporation, a Delaware corporation (the "Company" or "Brassie"), the number of fully paid and nonassessable shares of the Company's Common Stock (the "Common Stock") set forth above at the purchase price per share as set forth in Section 1 below ("Exercise Price"). The number of shares and Exercise Price are subject to adjustment as provided below.


1.       Number of Shares; Exercise Price.


(a) Subject to adjustments as provided herein, this Warrant shall be exercisable for the number of shares of common stock set forth above, at an Exercise Price per share of $.50.


(b) This Warrant shall be exercisable during the period commencing on the date hereof and ending on the fourth anniversary of the date of this warrant.


2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by faxed or other written notice thereof, so long as such notice is followed within three business days by the surrender of this Warrant and a standard form of Notice of Exercise duly completed and executed on behalf of the holder hereof, at the office of the Company in Florida (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and payment of the purchase price of the shares thereby purchased in cash or check reasonably acceptable to the Company. The holder of this Warrant shall be entitled within five business days after exercise to receive a DWAC for the number of shares so purchased and, if this Warrant is exercised in part, a receipt acknowledging tender of the Warrant, with a new Warrant for the unexercised portion of this Warrant to be issued as soon as reasonably practicable. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of


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the  close of  business  on the date on  which  this  Warrant  shall  have  been exercised. In the event the Company fails to DWAC shares of Common Stock upon exercise of this Warrant within such time, then without limiting Holder's other rights and remedies, the Company shall forthwith pay to the Holder an amount accruing at the rate of $250 per day for each 10,000 such shares of common stock subject to this Warrant, with pro rata payments for shares in an amount less than 10,000. In the event that upon exercise no registration statement is in effect with respect to this Warrants, the shares issued upon such exercise shall be appropriately restricted and legended.


3. The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).


4. Notwithstanding anything to the contrary contained herein, the holder hereof shall not have the right to exercise this Warrant so long as and to the extent that at the time of such exercise, such exercise would cause such holder then to be the "beneficial owner" of five percent (5%) or more of the Company's then outstanding Common Stock. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934, as amended. The opinion of legal counsel to the holder of this Warrant shall prevail in all matters relating to the amount of such holder's beneficial ownership.


5.       Shareholders Meetings.


(a)      The First Meeting.


(i) The Company covenants to call a special or annual meeting of shareholders which will be held on or before June 30, 1998 and at which the Company's shareholders will be asked to approve an increase in the authorized shares of the Company. The Board of Directors of the Company will recommend that the shareholders of the Company vote in favor of such approval. This Warrant shall not be exercisable until such approval is obtained.


(ii) Should such approval not be obtained by the close of business on June 30, 1998, then until such approval is obtained, the Company shall on demand by Holder made at any time or times redeem any portion of this Warrant designated by Holder for redemption (the "Redeemed Portion") at a redemption price per share equal to the pre-tax profit Holder would have earned had Holder, at the close of business on the date of its demand for redemption, exercised the Redeemed Portion and simultaneously sold the shares received on such exercise at the closing NASDAQ sales price on such date. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


(iii) The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


(b)      The Second Meeting.


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




(i) The Company covenants to call a second special meeting of shareholders which will be held on or before August 31, 1998 and at which the Company's shareholders will be asked to ratify the issuance of shares on conversion of the Notes and on exercise of the Warrants issued to the Purchasers and others (each as defined in the Subscription Agreement). The Board of Directors of the Company will recommend that the shareholders of the Company vote in favor of such approval. Until such approval is obtained, the maximum number of shares which will be issued on conversion of the Notes (as defined in the Subscription Agreement) and on exercise of the Warrants, for all Purchasers is 9,668,705, issuable on a first converted-first exercised basis.


(ii) Should such approval not be obtained by the close of business on August 31, 1998, then until such approval is obtained, the Company shall on demand by Holder made at any time or times redeem any portion of this Warrant designated by Holder for redemption (the "Redeemed Portion") at a redemption price per share equal to the pre-tax profit Holder would have earned had Holder, at the close of business on the date of its demand for redemption, exercised the Redeemed Portion and simultaneously sold the shares received on such exercise at the closing NASDAQ sales price on such date. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


(iii) The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.


6. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.


7. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.


8. The holder of this warrant is entitled to certain registration rights under an Agreement dated of even date herewith (the "Subscription Agreement").


9. Any  permitted  assignment of this Warrant shall be effected by the Holder by
(i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the


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transferee  (in a form  acceptable  to the  Company and its  counsel)  that such
Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.


10. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.


11. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.


12. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.


13. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.


14. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida. The federal and state courts in Tampa, Florida shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies.


         IN WITNESS WHEREOF, Brassie Golf Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  March __, 1998


                                            BRASSIE GOLF CORPORATION


                                            By:



Title:


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